UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2012

Align Technology
(Exact name of registrant as specified in its charter)

Delaware	0-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway, San Jose, California	95131
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (408) 470-1000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Named Executive Officer

On May 21, 2012, Align Technology, Inc. (the "Company") announced that Len Hedge informed the Company of his decision to retire as senior vice president, business operations, effective February 2013. The press release announcing Mr. Hedge's retirement is furnished as Exhibit 99.1 to this Form 8-K.

Item 8.01. Other Events.

On May 21, 2012, the Company also announced that Tim Mack was appointed as senior vice president, marketing and business development, effective immediately. Mr. Mack was previously president and CEO of Cadent Holdings, Inc. ("Cadent"), and has served as senior vice president, business development since Align's April 2011 acquisition of Cadent. The press release announcing Mr. Mack's appointment as senior vice president, marketing is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Align Technology issued May 21, 2012

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Align Technology (Registrant)
May 21, 2012 (Date)	/s/ ROGER E. GEORGE Roger E. George Vice President, Legal and Corporate Affairs and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Align Technology issued May 21, 2012